                                  SCHEDULE 14A
                                 (RULE 14a-101)

                           INFORMATION PROXY STATEMENT

                   PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SERVICEWARE TECHNOLOGIES, INC.

                (Name of Registrant as Specified in Its Charter)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Proposed maximum aggregate value of transaction:

Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                         SERVICEWARE TECHNOLOGIES, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To the Stockholders of ServiceWare Technologies, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ServiceWare Technologies, Inc. (the "Company") will be held at the offices of the Company at 333 Allegheny Avenue, Suite 301 North, Oakmont, Pennsylvania 15139, on Wednesday, June 11, 2003 at 11:00 a.m. Eastern Daylight Savings Time, for the following purposes:

          (1) To elect two Class III Directors for a term of three years each;
     and

          (2) To transact such other business as may properly come before the meeting.

     Holders of the Common Stock of record at the close of business on April 28, 2003, will be entitled to notice of and to vote at the meeting.

     It is important that your shares be represented at the Annual Meeting to ensure the presence of a quorum. Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. This will assist us in preparing for the meeting.

                                          By Order of the Board of Directors,

                                          /s/ SCOTT SCHWARTZMAN
                                          ----------------------------------
                                          SCOTT SCHWARTZMAN,
                                          Secretary

May 9, 2003
Iselin, New Jersey

                         SERVICEWARE TECHNOLOGIES, INC.
                     333 ALLEGHENY AVENUE, SUITE 301 NORTH
                          OAKMONT, PENNSYLVANIA 15139
                                 (412) 826-1158

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of our board of directors to be voted at the annual meeting of our stockholders to be held on June 11, 2003, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our annual meeting of stockholders will be held at our offices at 333 Allegheny Avenue, Suite 301 North, Oakmont, Pennsylvania 15139, on Wednesday, June 11, 2003, at 11:00 a.m. Eastern Daylight Savings Time. This proxy statement and accompanying form of proxy were first sent or given to our stockholders on or about May 9, 2003. Our annual report for the year ended December 31, 2002, is being sent to each stockholder of record along with this proxy statement.

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during the 2002 year and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, April 28, 2003, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, we had 24,145,870 shares of common stock outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the recommendations of our board of directors?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Our board recommends a vote FOR election of the nominated slate of Class III Directors.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our board of directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Abstentions are included in the shares present at the meeting for purposes of determining whether a quorum is present. Broker non-votes (when shares are represented at the meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are also included in the determination of the number of shares represented at the meeting for purposes of determining whether a quorum is present. Since directors are elected by a plurality of votes cast, abstentions and broker non-votes have no effect on the election of directors.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Our management knows of no matter to be brought before the meeting other than the election of directors. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

How will proxies be solicited?

     Proxies will be solicited by mail. Proxies may also be solicited by our officers and regular employees personally or by telephone or facsimile, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of our common stock. We will pay the expense of preparing, assembling, printing, mailing and soliciting proxies.

Is there electronic access to the proxy materials and annual report?

     Yes. This proxy statement and our annual report are available on our web site, www.serviceware.com.

                                STOCK OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 15, 2003 (unless otherwise indicated in the footnotes), certain information with respect to our common stock owned beneficially by each director, by each executive officer, by all executive officers and directors as a group and by each person known by us to be a beneficial owner of more than 5% of our outstanding common stock.

                                                       NUMBER OF SHARES      PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)    OUTSTANDING(2)
------------------------------------                 ---------------------   -----------------
(i) Certain Beneficial Owners:
C.E. Unterberg, Towbin L.P.........................       18,363,673(3)            52.0%
  350 Madison Avenue
  New York, NY 10017
Norwest Equity Partners V, LP......................        2,601,570(4)            10.8%
  Suite 250
  245 Lytton Avenue
  Palo Alto, CA 94301
Jeffrey Pepper.....................................        1,864,164(5)             7.7%
  c/o Eldervision.Net Inc.
  215 Allegheny Avenue
  Oakmont, PA 15139
Geocapital III, L.P................................        1,768,574(6)             7.3%
  2 Executive Drive
  Fort Lee, NJ 07024
Bruce Molloy.......................................        1,581,734(7)             6.5%
  15 Brook Hollow Road
  Gladstone, NJ 07934
Rajiv Enand........................................        1,244,470(8)             5.2%
  526 Salem Drive
  Gibsonia, PA 15044
(ii) Directors and executive officers:
Kent Heyman, President, Chief Executive Officer and
  Director.........................................          500,000(9)             2.0%
Scott Schwartzman, Chief Operating Officer and
  Chief Financial Officer..........................          450,000(10)            1.8%
George Goodman, Director...........................          112,500(11)              *
Robert Hemphill, Jr., Director.....................          142,500(12)              *
Bruce Molloy, Director.............................        1,581,734(13)            6.5%
Thomas Unterberg, Chairman of the Board............       18,363,673(14)           52.0%
Timothy Wallace, Director..........................          320,200(15)            1.3%
(iii) All directors and executive officers as a
  group (7 persons):...............................       21,470,607(16)           57.9%

---------------

  *  Less than 1%.

 (1) Except as set forth in the footnotes to this table and subject to applicable community property law, the person and entities named in the table have sole voting and investment power with respect to all shares.

 (2) Applicable percentage of ownership for each holder is based on 24,145,870 shares of common stock outstanding on April 28, 2003, plus any common stock equivalents (convertible securities) and presently exercisable stock options or warrants held by each such holder, and options or warrants held by each such holder which will become exercisable within 60 days after the date of this proxy statement.

 (3) Information is based on a Schedule 13D filed with the Securities and Exchange Commission on June 28, 2002 and assuming no changes in beneficial ownership since such filing other than the purchase of shares of our common stock on the open market by C. E. Unterberg Towbin (a California limited partnership) as a market maker of our common stock, and the issuance of additional convertible notes in payment of interest on our convertible notes and the reduction of the conversion price of the convertible notes. Includes (i) convertible notes which are convertible at holder's option into 10,991,492 shares of our common stock, including notes held by Mr. Unterberg which are convertible into 829,111 shares, (ii) warrants exercisable for 15,268 shares of our common stock, including 2,049 warrants held by Mr. Unterberg, (iii) 231,225 shares of our common stock beneficially owned by Mr. Unterberg, (iv) 146,625 shares of our common stock underlying options which are exercisable as of the date of this proxy statement, and (v) other shares of our common stock owned by this beneficial owner and its affiliates. The convertible notes, warrants and shares referred to in (i), (ii) and (v) in the preceding sentence are held variously by the following entities with which C.E. Unterberg Towbin L.P. or Mr. Unterberg is affiliated: C.E. Unterberg, Towbin Capital Partners I, L.P.; Unterberg Harris Private Equity Partners, LP; C.E. Unterberg, Towbin Private Equity Partners II, L.P.; C.E. Unterberg, Towbin Private Equity Partners II-Q, L.P.; Tamar Technology Investors (Delaware), L.P.; Unterberg Harris Interactive Media Limited Partnership, CV; Unterberg Harris Private Equity Partners, CV; Marjorie and Clarence E. Unterberg Foundation, Inc.; C.E. Unterberg Towbin, LLC; and C.E. Unterberg, Towbin (a California Limited Partnership). Mr. Unterberg disclaims beneficial ownership of convertible notes, shares of common stock and warrants owned by all such entities except as to his proportionate interest in such entities. Excludes 12,500 shares of our common stock owned by Ann Unterberg, Mr. Unterberg's wife, as to which Mr. Unterberg disclaims beneficial ownership.

 (4) Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, assuming no changes in beneficial ownership since such filing. Includes warrants exercisable for 17,333 shares of our common stock.

 (5) Mr. Pepper's ownership includes an aggregate of 210,000 shares owned by two separate trusts of which Mr. Pepper is co-trustee and his children are beneficiaries. Mr. Pepper was one of our co-founders and previously served as our chief executive officer.

 (6) Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, assuming no changes in beneficial ownership since such filing. Includes warrants exercisable for 6,667 shares of our common stock.

 (7) Mr. Molloy's ownership includes 25,000 shares of our common stock owned by Mr. Molloy's wife and 236,625 shares of our common stock underlying options which are exercisable as of April 15, 2003.

 (8) Mr. Enand's ownership includes 1,000,000 shares owned by Oak Haven Partners, a partnership controlled by Mr. Enand and an aggregate of 119,000 shares owned by two separate trusts of which Mr. Enand is co-trustee and his children are beneficiaries. Mr. Enand was one of our co-founders and previously served as our chief executive officer and chairman of our board of directors.

 (9) Mr. Heyman's shares consist of 500,000 shares of our common stock underlying options which are exercisable as of April 15, 2003.

(10) Mr. Schwartzman's shares consist of 450,000 shares of our common stock underlying options which are exercisable as of April 15, 2003.

(11) Mr. Goodman's shares consist of 112,500 shares of our common stock underlying options which are exercisable as of April 15, 2003.

(12) Mr. Hemphill's shares consist of 142,500 shares of our common stock underlying options which are exercisable as of April 15, 2003.

(13) See Note 7 above.

(14) See Note 3 above.

(15) Mr. Wallace's shares include 319,500 shares of our common stock underlying options which are exercisable as of April 15, 2003.

(16) See Notes 9 through 15.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes our equity compensation plan information as of December 31, 2002.

                                                         (A)                (B)                  (C)
                                                                                              NUMBER OF
                                                                                              SECURITIES
                                                                                         REMAINING AVAILABLE
                                                      NUMBER OF          WEIGHTED-       FOR FUTURE ISSUANCE
                                                  SECURITIES TO BE    AVERAGE EXERCISE       UNDER EQUITY
                                                     ISSUED UPON          PRICE OF           COMPENSATION
                                                     EXERCISE OF        OUTSTANDING             PLANS
                                                     OUTSTANDING          OPTIONS,            (EXCLUDING
                                                  OPTIONS, WARRANTS     WARRANTS AND     SECURITIES REFLECTED
PLAN CATEGORY                                        AND RIGHTS            RIGHTS           IN COLUMN (A))
-------------                                     -----------------   ----------------   --------------------
Equity compensation plans approved by security
  holders(1)....................................      5,568,300            $0.51              3,852,680
Equity compensation plans not approved by
  security holders(2)...........................        665,288            $3.37                     --
Total...........................................      6,233,588            $0.81              3,852,680

---------------

(1) Includes the ServiceWare, Inc. Amended and Restated Stock Option Plan and our 2000 Stock Incentive Plan.

(2) Includes warrants issued in connection with loan agreements, customer license agreements and issuances of other securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file.

     Based on our review of the copies of such forms received by us with respect to transactions during 2002, or written representations from reporting persons, we believe that all filing requirements applicable to our directors, executive officers and persons who own more than 10% of our equity securities have been complied with on a timely basis except for the following delinquent filings: (1) a report on Form 3 due March 10, 2002 for George Goodman was filed late on August 27, 2002, (2) a report on Form 4 due April 10, 2002 for George Goodman was filed late on August 27, 2002, (3) a report on Form 4 due April 10, 2002 for Robert Hemphill was filed late on September 3, 2002, (4) a report on Form 5 due February 15, 2002 for Kent Heyman was filed late on August 28, 2002, (5) a report on Form 4 due August 10, 2002 for Kent Heyman was filed late on August 28, 2002, (6) a report on Form 5 due February 15, 2002 for Scott Schwartzman was filed late on September 16, 2002, (7) a report on Form 4 due March 10, 2002 for Scott Schwartzman was filed late on September 16, 2002, (8) no Form 4 was filed on behalf of Thomas Unterberg as a result of his affiliates' purchase of convertible promissory notes from us in May and June 2002, (9) a report on Form 5 due February 15, 2002 for Timothy Wallace was filed late on August 28, 2002, and (10) a report on Form 4 due April 10, 2002 for Timothy Wallace was filed late on August 28, 2002.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Our by-laws and certificate of incorporation provide for a board of directors with staggered terms and for a board consisting of not more than twelve directors. The number of directors has been set at six for the ensuing year. Each year, at least 25% of the members of our board of directors are to be elected for a term of three years and until their successors are elected and qualified.

     Our board of directors is divided into three classes. The terms of our Class III directors, currently Kent Heyman and Bruce Molloy, expire at the annual meeting to be held on June 11, 2003. Both of our Class III directors have been nominated for re-election to our board of directors for a three-year term expiring in 2006.

     It is the intention of the persons named in the accompanying proxy form to vote for the election of all nominees unless otherwise instructed. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named.

NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2006

     The current nominees for election as Class III directors to our board of directors are as follows:

                                         SERVED AS A
NAME                              AGE   DIRECTOR SINCE     POSITION(S) WITH THE COMPANY
----                              ---   --------------     ----------------------------
Kent Heyman.....................  47         2002        President, Chief Executive
                                                         Officer and Class III Director
Bruce Molloy....................  49         1999        Class III Director

     The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

     Kent Heyman joined our board of directors in February 2002. Mr. Heyman was appointed our president and chief executive officer in September, 2001. From June 1996 to December 2000, he served as senior vice president at Mpower Communications, a facilities-based communications provider. Prior to his tenure at Mpower, Mr. Heyman served as litigation department chairman and lead trial counsel for Dowling Magarian Aaron and Heyman, a law firm in Fresno, California. Mr. Heyman earned a doctor of law (J.D.) degree from the University of the Pacific's McGeorge School of Law, and received a bachelor's degree from California State University, Fresno.

     Bruce Molloy has served as a member of our board of directors since July 1999. Mr. Molloy founded the Molloy Group and served as its chief executive officer and chairman of the board from October 1992 until we acquired that company in July 1999. Subsequent to our acquisition of the Molloy Group, Mr. Molloy served as a consultant with us from July 1999 through January 2001. From January 2001 to September 2002, Mr. Molloy pursued personal interests and was not affiliated with any outside entity. Since September 2002, Mr. Molloy has served as the chief executive officer of Connotate Technologies. Mr. Molloy is the inventor of the patented Cognitive Processor(R) used in our products. Mr. Molloy received a bachelor of arts degree in music and physics from Columbia University.

     Each elected Class III director will hold office until the 2006 annual meeting of stockholders and until his successor is duly elected and qualified. None of the nominees are related to any other nominee, director or executive officer of ours.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES TO OUR BOARD OF DIRECTORS. PLEASE NOTE THAT PROXIES CANNOT BE VOTED FOR MORE THAN TWO CLASS III DIRECTORS.

BOARD OF DIRECTORS

     We have six members on our board of directors. The current composition of our board of directors is as follows:

                                         SERVED AS A
NAME                              AGE   DIRECTOR SINCE     POSITION(S) WITH OUR COMPANY
----                              ---   --------------     ----------------------------
Thomas Unterberg................  72         2001        Class I Director
Robert Hemphill, Jr.............  59         2001        Class I Director
Timothy Wallace.................  45         1994        Class II Director
George Goodman..................  72         2002        Class II Director
Bruce Molloy....................  49         1999        Class III Director
Kent Heyman.....................  47         2002        President, Chief Executive
                                                         Officer and Class III Director

     George Goodman joined our board of directors in February 2002. Mr. Goodman currently serves as the chief executive officer of Adam Smith Global Television. Mr. Goodman hosted the weekly Emmy nominated show, "Adam Smith's Money World," on PBS for thirteen years. Mr. Goodman currently serves as a director of Cambrex, and previously served as a director of Hyatt Hotels and US Airways. Mr. Goodman also serves as a Life Trustee of The Urban Institute in Washington, D.C. and as a member of the advisory council of the Center for International Affairs at Princeton University. Mr. Goodman is a graduate magna cum laude of Harvard College and was a Rhodes Scholar at Oxford.

     Robert Hemphill, Jr. has served as a director since June 2001. Mr. Hemphill is a co-founder and managing director of Toucan Capital Corp., a private equity and venture capital investment company formed in 1996. Prior to founding Toucan Capital Corp., from 1981 to 1996, Mr. Hemphill co-founded and was employed by AES Corporation, a leading global power company, most recently serving as executive vice president. Mr. Hemphill serves on the board of directors of AES Corporation (an energy production and distribution company), the National Museum of American History (Smithsonian Institute) and on the advisory board of other private companies. Mr. Hemphill received a bachelor's degree from Yale University, a graduate degree in political science from the University of California, Los Angeles and a master's degree in business administration from George Washington University.

     Timothy Wallace joined our board of directors in 1994. Mr. Wallace currently is the chairman and chief executive officer of Full Tilt Solutions, a business-to-business professional service company, which he joined in January 2000. Prior to Full Tilt, Mr. Wallace was the president and chief executive officer of Xerox Connect, a network integration technology company from May 1998 through December 1999. From May 1996 until May 1998, Mr. Wallace was the president, chief executive officer and a director of XLConnect Solutions, which he founded. Xerox Connect acquired XLConnect in May 1998. From 1991 to 1996, Mr. Wallace was the vice president of professional services of The Future Now, a national systems integration company. Mr. Wallace received a bachelor of science degree in business administration from Indiana University of Pennsylvania and a master's degree in business administration from Miami University of Ohio.

     Thomas Unterberg has served as a director since June 2001. Mr. Unterberg is a co-founder and, since June 1989, has served as a chairman of C.E. Unterberg, Towbin, L.P., an investment banking firm. Mr. Unterberg currently serves on the boards of directors of Electronics for Imaging, Inc., Systems and Computer Technology Corporation, StorageEngine, Inc. (f/k/a ECCS, Inc.), Centrax Corporation, Inc., Rumson-Fair Haven Bank & Trust Company, AES Corporation, and Club One, LLC. Mr. Unterberg is a graduate of Princeton University and received a master's degree in business administration from the Wharton School, University of Pennsylvania.

     For the biographical information of our Class III directors, Kent Heyman and Bruce Molloy, see the above list of nominees.

     Each elected Class III director will hold office until our 2006 annual meeting of stockholders and until his successor is duly elected and qualified. Each Class II director will hold office until the 2005 annual meeting of stockholders and until his successor is duly elected and qualified. Each Class I director will hold office until the 2004 annual meeting of stockholders and until his successor is duly elected and qualified. None of our current directors is related to any other director or to any executive officer of ours.

COMMITTEES OF THE BOARD OF DIRECTORS

     We have a standing audit committee, compensation committee and nominating committee. Each committee has the right to retain its own legal and other advisors.

  Audit Committee

     Our audit committee consists of Thomas Unterberg, Timothy Wallace and George Goodman. Our audit committee met four times during the 2002 fiscal year.

     The primary responsibilities of our audit committee include: (i) monitoring and overseeing our accounting and financial reporting policies and practices and our internal controls; (ii) overseeing the quality and objectivity of our financial statements and the independent audit thereof by, among other things, reviewing and appraising the audit efforts of our independent auditors; and
(iii) acting as liaison, among the independent auditors, our management and the full board of directors.

     Each audit committee member other than Thomas Unterberg is an independent member of our board of directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of our board of directors, no audit committee member is an officer or employee of ours and no audit committee member other than Thomas Unterberg has a relationship which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Unterberg does not qualify as an independent director as a result of transactions between our company and him or his affiliated entities during 2002. See "Related Party Transactions."

  Compensation Committee

     Our compensation committee currently consists of Thomas Unterberg and Timothy Wallace. Our compensation committee met one time during 2002. Our compensation committee is empowered to approve salaries and incentive compensation for our executive officers and administer our stock incentive plans.

  Nominating Committee

     Our nominating committee currently consists of Robert Hemphill, Timothy Wallace and George Goodman. Our nominating committee met one time during 2002. The primary responsibility of our nominating committee is to review and nominate candidates for election to our board of directors. Our nominating committee will not consider any nominees recommended by our security holders.

MEETINGS OF OUR BOARD OF DIRECTORS

     Our board of directors met 16 times during our 2002 fiscal year. Each incumbent director other than George Goodman attended at least 75% of the total of all board and committee meetings he was entitled to attend during the 2002 year. Mr. Goodman attended 50% of the board and committee meetings he was entitled to attend during the year.

COMPENSATION OF DIRECTORS

     Our directors do not receive any cash compensation for their services as directors, but we reimburse directors for reasonable and necessary expenses incurred in connection with attendance at meetings of our board of directors and other company business. On March 21, 2002, pursuant to our 2000 Stock Incentive Plan, we granted to each of Messrs. Hemphill, Molloy, Unterberg and Wallace options to purchase 285,000 shares of our common stock, and we granted to Mr. Goodman options to purchase 225,000 shares of our common stock. The exercise price of these options is $.40 per share, and one-half of the options vest on each of March 21, 2003 and 2004.

     From time to time, members of our board of directors have previously been granted options to purchase shares of our common stock. See "Security Ownership of Management and Certain Beneficial Owners" for disclosure of vested options held by each director.

                          BOARD AUDIT COMMITTEE REPORT

     We have reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2002.

     Management is responsible for our internal controls and financial reporting process. Our independent auditors are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. As appropriate, the audit committee reviews, evaluates and discusses with our management, internal accounting and financial personnel, and independent auditors, the following:

     - the plan for, and our independent auditors' report on, each audit of our financial statements;

     - our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

     - management's selection, application and disclosure of critical accounting policies;

     - changes in our accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to our company; and

     - the adequacy of our internal controls and accounting, financial and auditing personnel.

     We have discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants ("SAS 61"). SAS 61 requires our independent auditors to discuss with our audit committee, among other things, the following:

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     We have received, reviewed and discussed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with the auditors the auditors' independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor's professional opinion, may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

     We have considered whether the non audit services provided by the independent auditors, as set forth in the section of our proxy statement entitled, "Independent Auditor's Fees and Other Matters," are compatible with maintaining the public accountants' independence.

     Based on the reviews and discussions referred to above, we recommended to our board of directors that the financial statements referred to above be included in our annual report on Form 10-K for the year ended December 31, 2002.

                AUDIT COMMITTEE

                Thomas Unterberg      Timothy Wallace      George Goodman

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                               EXECUTIVE OFFICERS

     The following table identifies our current executive officers:

                                                                       IN CURRENT
NAME                           AGE    CAPACITIES IN WHICH SERVED     POSITION SINCE
----                           ---    --------------------------     --------------
Kent Heyman(1)...............  47    President and Chief Executive   September 2001
                                     Officer
Scott Schwartzman(2).........  40    Chief Operating Officer,        October 2001/
                                     Chief Financial Officer,        February 2003
                                     Secretary and Treasurer

---------------

(1) As a nominee for Class III director, biographical information on Mr. Heyman is located above.

(2) Mr. Schwartzman has served as our chief financial officer and secretary since February 2003 and our chief operating officer since October 2001. He was named treasurer in September 2001. From October 2000 to October 2001, Mr. Schwartzman served as our vice president of global enterprise services. From September 1998 to September 2000, Mr. Schwartzman served as vice president of professional services at Firepond, Inc., a provider of e-business selling solutions. From February 1994 to August 1998, Mr. Schwartzman served in a variety of positions, including director of professional services, for SAP America, an Enterprise Resource Planning
    (ERP) software company. Prior to his tenure at SAP, Mr. Schwartzman held positions in operations and systems management at Star Dynamic Corporation, Dep Corporation and Revlon Corporation. Mr. Schwartzman received a bachelor of science degree in business administration from Syracuse University.

     None of our executive officers are related to any other executive officer or to any of our directors. Our executive officers are elected annually by our board of directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for the fiscal years ended December 31, 2000, December 31, 2001, and December 31, 2002, the cash compensation paid by us, as well as certain other compensation paid or accrued for such year, to our chief executive officer and other executive officers during 2002. Such table also indicates all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                           ANNUAL COMPENSATION                AWARDS
                                                  --------------------------------------   ------------
                                                                              OTHER
                                                                             ANNUAL          OPTIONS
NAME AND PRINCIPAL POSITION                YEAR   SALARY($)   BONUS($)   COMPENSATION($)       (#)
---------------------------                ----   ---------   --------   ---------------   ------------
Kent Heyman, ............................  2002    225,000         --         5,500(2)       800,000
  President and Chief Executive
  Officer(1)                               2001     74,063         --            --          500,000
Scott Schwartzman, ......................  2002    175,000     10,000            --          250,000
  Chief Operating Officer(3)               2001    175,000         --            --          500,000
                                           2000     30,513         --            --          200,000
Richard Liebman, ........................  2002    144,875         --         5,500(2)       300,000
  Chief Financial Officer and
  Secretary(4)

---------------

(1) Mr. Heyman commenced employment with us in September 2001, and therefore, the compensation shown for him for 2001 is for the period from September 2001 through December 2001.

(2) Includes contributions by us under our 401(k) Plan.

(3) Mr. Schwartzman commenced employment with us in October 2000, and therefore, the compensation shown for him for 2000 is for the period from October 2000 through December 2000. The options granted to Mr. Schwartzman in 2000 and 50,000 of the options granted to Mr. Schwartzman in 2001 were canceled in September 2002 and reissued with a new price in March 2003.

(4) Mr. Liebman commenced employment with us in January 2002 and was terminated in March 2003.

     None of the individuals listed above received perquisites or personal benefits during 2002 in excess of the lesser of $50,000 or 10% of his annual salary and bonus. The amount of such benefits to all executive officers as a group during 2002 was less than 10% of their aggregate annual salaries and bonuses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our compensation committee currently consists of Thomas Unterberg and Timothy Wallace.

     Neither of the members of our compensation committee has ever been an officer or employee of our company. None of our executive officers has served or serves as a member of our board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee. There are no, and during 2002 there were no, compensation committee interlocks.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     All of our executive officers serve at the discretion of our board of directors.

     Under the provisions of Kent Heyman's letter of employment, dated as of August 23, 2001, Mr. Heyman is entitled to a salary of $225,000 per year, is eligible for a bonus of $100,000 per year based upon specific performance criteria to be determined by the board and was offered options to purchase 1,000,000 shares of our common stock. In accordance with such letter, on September 25, 2001, Mr. Heyman received options to purchase 500,000 shares of our common stock with an exercise price of $0.25 per share, and on January 1, 2002, Mr. Heyman received options to purchase 500,000 shares of our common stock with an exercise price of $0.32 per share. Mr. Heyman is also entitled to participate in all of our standard benefit plans.

     Under our 2001 bonus plan approved by our board of directors, each of Mr. Heyman and Mr. Schwartzman are entitled to a severance package equal to six months of their base salary if their employment with us is terminated as a result of a change of control. Additionally, 100% of their annual bonus is automatically payable as a result of a change of control, with 50% paid at the closing of the transaction effecting the change of control and the balance paid at the earlier of six months after the closing or upon termination as a result of a change of control.

OPTION GRANTS IN LAST FISCAL YEAR

     The table below sets forth information regarding all stock options granted in the 2002 fiscal year under our stock option plans to our executive officers named in the Summary Compensation Table above.

                                                % OF                                         POTENTIAL REALIZED
                                               TOTAL                  MARKET                  VALUE AT ASSUMED
                               NUMBER OF      OPTIONS                 PRICE                    ANNUAL RATES OF
                              SECURITIES     GRANTED TO              OR FAIR                     STOCK PRICE
                              UNDERLYING     EMPLOYEES                VALUE                    APPRECIATION(1)
                                OPTIONS      IN FISCAL    EXERCISE   ON DATE    EXPIRATION   -------------------
                                GRANTED         YEAR       PRICE     OF GRANT      DATE         5%        10%
                             -------------   ----------   --------   --------   ----------   --------   --------
Kent Heyman................     500,000         21.6%      $0.32      $0.32      1/1/2012    $100,623   $254,999
                                300,000         13.0%      $0.41      $0.41     7/15/2012    $ 77,354   $196,030
Scott Schwartzman..........      50,000          2.2%      $0.32      $0.32      1/1/2012    $ 10,062   $ 25,500
                                200,000          8.6%      $0.45      $0.45      2/7/2012    $ 56,601   $143,437
Richard Liebman(2).........     200,000          8.6%      $0.45      $0.45      2/7/2012    $ 56,600   $143,436
                                100,000          4.3%      $0.41      $0.41     7/15/2012    $ 25,785   $ 65,343

---------------

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of our stock.

(2) Mr. Liebman's employment with us was terminated in March 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table shows aggregate exercises of options during 2002 and the values of options held as of December 31, 2002, by our executive officers named in the Summary Compensation Table above.

                                                                    NUMBER OF        VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                DECEMBER 31, 2002    DECEMBER 31, 2002(1)
                                  SHARES ACQUIRED    VALUE      EXERCISABLE (E)/       EXERCISABLE (E)/
              NAME                  ON EXERCISE     REALIZED    UNEXERCISABLE (U)      UNEXERCISABLE (U)
              ----                ---------------   --------   -------------------   ---------------------
Kent Heyman.....................        --            --            500,000 E             $157,500 E
                                                                    800,000 U             $214,500 U
Scott Schwartzman...............        --            --            250,000 E             $ 85,750 E
                                                                    450,000 U             $115,750 U
Richard Liebman.................        --            --            300,000 U             $ 49,000 U

---------------

(1) Amounts shown are based upon the closing sale price for our common stock on December 31, 2002, which was $0.60 per share.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     To ensure that our compensation policies are administered in an objective manner, our compensation committee is comprised entirely of non-management directors. Further, our compensation committee members have no "interlocking" relationships as defined by the Securities and Exchange Commission.

  Compensation Governance

     This report describes our executive compensation program and the basis on which the 2002 fiscal year compensation determinations were made by us for our executive officers, including our chief executive officer and the executives named in the compensation table above. We establish all components of executive pay and recommend or report our decisions to our board of directors for approval.

     Our duties include recommending to our board of directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

  Compensation Policy and Overall Objectives

     In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable us to attract and retain highly qualified individuals for our executive positions. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our stockholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

     We believe that each element of the compensation program should target compensation levels at rates that take into account current market practices. Offering market-comparable pay opportunities allows us to maintain a stable, successful management team.

     The key elements of our executive compensation are base salary, discretionary annual bonuses, long-term incentives, and various other benefits, including medical insurance and a 401(k) plan, which are generally available to all of our employees. Each of these is addressed separately below.

  Base Salaries

     We regularly review each executive's base salary. The base salary ranges of our executives are targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

     Base salaries for executives are initially determined by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries are driven primarily by performance, evaluated based on sustained levels of contribution to our company and/or salary increases in the industry for similar companies with similar performance profiles.

     On September 5, 2001, Mr. Kent Heyman was appointed our president and chief executive officer. Mr. Heyman's base salary was initially negotiated to be $225,000 per year. In establishing Mr. Heyman's compensation, we examined Mr. Heyman's prior experience and breath of knowledge, as well as the size, complexity and historical performance of our business, our position as compared to our peers in the industry and the specific challenges faced by us.

  Annual Bonuses

     Annual bonus opportunities allow us to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. In the 2002 fiscal year, our board of directors established an executive bonus plan that would pay performance-based bonuses of up to a maximum of $75,000 to each senior executive and up to a maximum of $100,000 to our chief executive officer. In the 2002 fiscal year, no bonus was paid to our senior executives under such plan other than a $10,000 bonus to Scott Schwartzman. In addition, no bonus was paid to our chief executive officer under such plan.

  Long-Term Incentives

     Our stock option program is designed to align the long-term interest of executives, certain middle managers and other key personnel to the long-term interests of our stockholders and therefore are typically granted upon commencement of employment. Stock options are granted at an option price not less than the fair market value of our common stock on the date of grant. Accordingly, stock options have value only if the stock price appreciates following the date the options are granted. Furthermore, stock options are typically subject to a 24-month vesting period. The committee awards stock options on the basis of individual performance and/or achievement of internal strategic objectives. This approach focuses executives on the creation of stockholder value over the long term and encourages equity ownership in our company.

     Under the terms of Mr. Heyman's letter of employment, Mr. Heyman was offered options to purchase a total of 1,000,000 shares of our common stock. In accordance with such letter, on September 25, 2001, Mr. Heyman received options to purchase 500,000 shares of our common stock with an exercise price of $0.25 per share, and on January 1, 2002, Mr. Heyman received options to purchase 500,000 shares of our common stock with an exercise price of $0.32 per share. On July 15, 2002, Mr. Heyman also received options to purchase 300,000 shares of our common stock with an exercise price of $.41 per share and vesting 50% on each anniversary after the date of the grant. The committee believes that this equity interest provides a strong link to the interests of our stockholders.

  Conclusion

     We believe that attracting and retaining management and employees of high caliber is essential to maintaining a high-performing organization that creates long-term value for its stockholders. We also believe that offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of our stockholders. We believe that our 2002 fiscal year compensation program met these objectives.

                Submitted by

                COMPENSATION COMMITTEE

                Thomas Unterberg Timothy Wallace

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                           RELATED PARTY TRANSACTIONS

     We entered into a note purchase agreement on May 6, 2002 with C. E. Unterberg, Towbin Private Equity Partners II-Q, L.P., C. E. Unterberg, Towbin Private Equity Partners II, L.P., certain other entities affiliated with Mr. Unterberg, a member of our board of directors, and other investors pursuant to which we agreed to issue and sell to those investors 10% convertible promissory notes for an aggregate principal amount of $3,000,000. On June 19, 2002, we amended the note purchase agreement to increase the amount of convertible notes issuable to $3,250,000. Of the $3,250,000 of convertible notes issued, convertible notes with an aggregate principal amount of $2,635,000 were acquired by Mr. Unterberg and entities affiliated with him, who collectively owned approximately 20% of our stock prior to the acquisition of convertible notes and would collectively own approximately 45% of our stock if all of their notes were converted. The note purchase agreement provided for a maturity date of 18 months from the closing date, interest at 10% per annum, and a conversion price of $0.30 per share. In March 2003, our convertible notes were amended to extend the maturity date to July 15, 2004 and to reduce the conversion price to $0.25 per share. Interest can be paid in cash or additional convertible notes, at our option. On October 31, 2002, we issued additional convertible notes in payment of interest due at such date. The convertible notes are senior unsecured obligations that rank senior to all future subordinated indebtedness, pari passu to all existing and future senior, unsecured indebtedness and subordinate to all existing and future senior secured indebtedness. While the notes are outstanding, we are restricted from paying or declaring dividends on common stock, making any other distribution on common stock, or repurchasing or redeeming any shares of common stock

     In connection with the execution of the note purchase agreement, we entered into a registration rights agreement pursuant to which we agreed to register for resale by the investors the common stock, if issued, underlying the promissory notes. Under the registration rights agreement, we filed a registration statement relating to the resale of the common stock underlying the promissory notes. The registration statement was declared effective in September 2002.

     Under the note purchase agreement, we paid the placement agent, C. E. Unterberg, Towbin, L.P. a cash fee of $250,000. Mr. Unterberg currently serves as a managing member of the general partner of each of C. E. Unterberg, Towbin Private Equity Partners II-Q, L.P. and C. E. Unterberg, Towbin Private Equity Partners II, L.P., and is the chairman of the placement agent.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Composite Index and the S&P Computer Software and Services Index (capitalization weighted) for the period beginning on August 25, 2000, the date of our initial public offering, and ending on the last day of our last completed fiscal year. The graph assumes an investment of $100 in our stock and the two indices, respectively, on August 25, 2000, and further assumes the reinvestment of all dividends. Stock price performance, presented for the period from August 25, 2000 to December 31, 2002, is not necessarily indicative of future results.
(PERFORMANCE CHART)

                                                                                                          S&P COMPUTER SOFTWARE
                                                          SVCW                       NASDAQ                   AND SERVICES
                                                          ----                       ------               ---------------------
Aug-00                                                   100.00                      100.00                      100.00
Dec-00                                                    54.10                       61.11                       62.40
Jun-01                                                     8.69                       53.46                       64.73
Dec-01                                                     3.66                       48.25                       59.71
Jun-02                                                     6.17                       36.19                       28.79
Dec-02                                                     6.86                       33.04                       27.19

-----------------------------------------------------------------------------------
                       8/25/00   12/31/00   6/30/01   12/31/01   6/30/02   12/31/02
-----------------------------------------------------------------------------------
 SVCW                  $100.00    $54.10    $ 8.69     $ 3.66    $ 6.17     $ 6.86
 Nasdaq Composite
  Index                $100.00    $61.11    $53.46     $48.25    $36.19     $33.04
 S&P CSS Index         $100.00    $62.40    $64.73     $59.71    $28.79     $27.19

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                            INDEPENDENT ACCOUNTANTS

     Effective April 15, 2002, we dismissed our independent accountants, Ernst & Young LLP. Effective April 17, 2002, we engaged the services of
PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002 to replace Ernst & Young LLP.

     Upon recommendation by our audit committee, the accounting firm of PricewaterhouseCoopers LLP was approved by our board of directors to serve as our independent accountants for the year ending 2002. We have been advised that neither PricewaterhouseCoopers LLP nor any of its associates has a material interest in our company or any affiliate of ours. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be afforded an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions from stockholders. Representatives of Ernst & Young LLP are not expected to be present at the meeting.

     The reports of Ernst & Young LLP on our financial statements for the previous two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of our financial statements for each of the two fiscal years ended December 31, 2001 and December 31, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K ("Regulation S-K"), promulgated under federal securities laws occurred within the two most recent fiscal years ended December 31, 2001 or within any subsequent interim period.

     During the two most recent fiscal years ended December 31, 2002, we did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                       FEES PAID TO INDEPENDENT AUDITORS

  Audit Fees

     The fees and expenses for the annual audit of our financial statements by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2002 and the reviews of our quarterly financial statements during the year were approximately $90,550.

  Financial Information Systems Design and Implementation Fees

     There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to us for the fiscal year ended December 31, 2002.

  All Other Fees

     The aggregate fees billed for all other non-audit services rendered by PricewaterhouseCoopers LLP to us for the fiscal year ended December 31, 2002 were approximately $16,400. In addition, fees billed to us by Ernst & Young LLP during 2002 for all other non-audit services to us were approximately $38,000. Our audit committee has determined that provision of these non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                             STOCKHOLDER PROPOSALS

     Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2004 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must submit the proposal to us at our offices at 333 Allegheny Avenue, Suite 301 North, Oakmont, Pennsylvania 15139, attention: Scott Schwartzman, Secretary, not later than January 10, 2004.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 25, 2004. If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at 333 Allegheny Avenue, Suite 301 North, Oakmont, Pennsylvania 15139, or call us at (412) 826-1014. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                 OTHER MATTERS

ACTION ON OTHER MATTERS AT THE ANNUAL MEETING

     At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

                                          By Order of the Board of Directors,

                                          /s/ SCOTT SCHWARTZMAN
                                          ----------------------------------
                                          SCOTT SCHWARTZMAN
                                          Secretary

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2003
                         SERVICEWARE TECHNOLOGIES, INC.

The undersigned hereby appoints Kent Heyman and Scott Schwartzman, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock held of record on April 28, 2003, at the Annual Meeting of the Stockholders to be held on June 11, 2003, at 11:00 A.M. at the offices of the ServiceWare Technologies, Inc. at 333 Allegheny Avenue, Suite 301 North, Oakmont, Pennsylvania 15139, or any adjournment thereof.

1.   Proposal 1: Election of Directors

     [  ]    Vote for all nominees listed               Kent Heyman
             at right (except as marked                 Bruce Molloy
             to the contrary at right)

     [  ]    Withhold authority to vote
             for all nominees listed at right

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right).

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR BOTH PROPOSAL 1 AND PROPOSAL 2.


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                         SERVICEWARE TECHNOLOGIES, INC.

                                      PROXY


     The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting to be held June 11, 2003.


PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                               I PLAN TO ATTEND __________





_______________________________(SEAL)
Signature

_______________________________(SEAL)          Dated:   ___________________
Signature


(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer).